                                                                    EXHIBIT 99.5

                                   SCHEDULE I

      The following documents relating to one Boeing 737-823 aircraft bearing
United States registration number N965AN (hereinafter referred to as "N965AN") have been provided in this filing: (a) Participation Agreement, dated as of October 4, 2001, among American Airlines, Inc. ("American"), State Street Bank and Trust Company of Connecticut, National Association, as trustee under each of the Pass Through Trust Agreements (the "Pass Through Trustee"), State Street
Bank and Trust Company of Connecticut, National Association, as subordination agent (the "Subordination Agent"), as loan trustee (the "Loan Trustee"), and in its individual capacity as set forth therein ("State Street"); (b) Amendment to Participation Agreements; (c) Second Amendment to Participation Agreements; (d)
Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee; (e) form of Series 2001-2 Equipment Notes; (f) First
Amendment to Indenture and Security Agreement, dated as of October 26, 2001; and
(g) Second Amendment to Indenture and Security Agreement, dated as of December
12, 2001.

      The corresponding documents listed below are substantially identical in all material respects to the documents relating to N965AN, with the following exceptions: (1) the dates and, depending upon the date, whether the Amendment to Participation Agreements, the Second Amendment to Participation Agreements, the
First Amendment to Indenture and Security Agreement and the Second Amendment to
Indenture and Security Agreement are applicable; (2) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N966AN, N185AN, N186AN, etc.), the appropriate model of each aircraft (i.e., 777-223ER, 737- 823) and the appropriate manufacturer's serial number of each aircraft; (3) the description and original principal amounts of the equipment notes set forth on Schedule II to each Participation Agreement and
Schedule I to each Indenture and Security Agreement differ; (4) the dollar amount set forth in Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft; and (5) conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., CFM
International, Inc. CFM56-7B, Rolls-Royce, Ltd. RB211-535E4B, and Trent 892-17).

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(1)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 737-823 aircraft bearing United States registration number N966AN ("N966AN").

(1)(b)     Amendment to Participation Agreements.

(1)(c)     Second Amendment to Participation Agreements.

(1)(d) Indenture and Security Agreement, dated as of October 4, 2001, between

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           American and the Loan Trustee, relating to N966AN.

(1)(e)     Form of Series 2001-2 Equipment Notes relating to N966AN.

(1)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(1)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(2)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N185AN ("N185AN").

(2)(b)     Amendment to Participation Agreements.

(2)(c)     Second Amendment to Participation Agreements.

(2)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N185AN.

(2)(e)     Form of Series 2001-2 Equipment Notes relating to N185AN.

(2)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(2)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(3)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N186AN ("N186AN").

(3)(b)     Amendment to Participation Agreements.

(3)(c)     Second Amendment to Participation Agreements.

(3)(d)     Indenture and Security Agreement, dated as of October 4, 2001, between
           American and the Loan Trustee, relating to N186AN.

(3)(e)     Form of Series 2001-2 Equipment Notes relating to N186AN.

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(3)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(3)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(4)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N187AN ("N187AN").

(4)(b)     Amendment to Participation Agreements.

(4)(c)     Second Amendment to Participation Agreements.

(4)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N187AN.

(4)(e)     Form of Series 2001-2 Equipment Notes relating to N187AN.

(4)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(4)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(5)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N188AN ("N188AN").

(5)(b)     Amendment to Participation Agreements.

(5)(c)     Second Amendment to Participation Agreements.

(5)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N188AN.

(5)(e)     Form of Series 2001-2 Equipment Notes relating to N188AN.

(5)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(5)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December

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
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           12, 2001.

(6)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N189AN ("N189AN").

(6)(b)     Amendment to Participation Agreements.

(6)(c)     Second Amendment to Participation Agreements.

(6)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N189AN.

(6)(e)     Form of Series 2001-2 Equipment Notes relating to N189AN.

(6)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(6)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(7)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N190AA ("N190AA").

(7)(b)     Amendment to Participation Agreements.

(7)(c)     Second Amendment to Participation Agreements.

(7)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N190AA.

(7)(e)     Form of Series 2001-2 Equipment Notes relating to N190AA.

(7)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(7)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(8)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street,

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           relating to one Boeing 757-223ER aircraft bearing United
           States registration number N191AN ("N191AN").

(8)(b)     Amendment to Participation Agreements.

(8)(c)     Second Amendment to Participation Agreements.

(8)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N191AN.

(8)(e)     Form of Series 2001-2 Equipment Notes relating to N191AN.

(8)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(8)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(9)(a)     Participation Agreement, dated as of October 4, 2001, among
           American, the Pass Through Trustee, the Subordination
           Agent, the Loan Trustee, and State Street, relating to one
           Boeing 757-223ER aircraft bearing United States registration number N192AN ("N192AN").

(9)(b)     Amendment to Participation Agreements.

(9)(c)     Second Amendment to Participation Agreements.

(9)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N192AN.

(9)(e)     Form of Series 2001-2 Equipment Notes relating to N192AN.

(9)(f)     First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(9)(g)     Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(10)(a)    Participation Agreement, dated as of November 7, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223ER aircraft bearing United States registration number N193AN ("N193AN").

(10)(b)    Amendment to Participation Agreements.

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(10)(c)    Indenture and Security Agreement, dated as of November 7, 2001, between American and the Loan Trustee, relating to N193AN.

(10)(d)    Form of Series 2001-2 Equipment Notes relating to N193AN.

(10)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(11)(a)    Participation Agreement, dated as of November 7, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223ER aircraft bearing United States registration number N194AA ("N194AA").

(11)(b)    Amendment to Participation Agreements.

(11)(c) Indenture and Security Agreement, dated as of November 7, 2001, between American and the Loan Trustee, relating to N194AA.

(11)(d)    Form of Series 2001-2 Equipment Notes relating to N194AA.

(11)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(12)(a)    Participation Agreement, dated as of November 14, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N195AN ("N195AN").

(12)(b)    Amendment to Participation Agreements.

(12)(c) Indenture and Security Agreement, dated as of November 14, 2001, between American and the Loan Trustee, relating to N195AN.

(12)(d)    Form of Series 2001-2 Equipment Notes relating to N195AN.

(12)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(13)(a)    Participation Agreement, dated as of November 19, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N196AA ("N196AA").

(13)(b)    Amendment to Participation Agreements.

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(13)(c)    Indenture and Security Agreement, dated as of November 19, 2001, between American and the Loan Trustee, relating to N196AA.

(13)(d)    Form of Series 2001-2 Equipment Notes relating to N196AA.

(13)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(14)(a)    Participation Agreement, dated as of November 30, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N197AN ("N197AN").

(14)(b)    Amendment to Participation Agreements.

(14)(c) Indenture and Security Agreement, dated as of November 30, 2001, between American and the Loan Trustee, relating to N197AN.

(14)(d)    Form of Series 2001-2 Equipment Notes relating to N197AN.

(14)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(15)(a)    Participation Agreement, dated as of December 5, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N198AA ("N198AA").

(15)(b)    Amendment to Participation Agreements.

(15)(c) Indenture and Security Agreement, dated as of December 5, 2001, between American and the Loan Trustee, relating to N198AA.

(15)(d)    Form of Series 2001-2 Equipment Notes relating to N198AA.

(15)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(16)(a)    Participation Agreement, dated as of December 14, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N199AN ("N199AN").

(16)(b) Indenture and Security Agreement, dated as of December 14, 2001, between

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           American and the Loan Trustee, relating to N199AN.

(16)(c)    Form of Series 2001-2 Equipment Notes relating to N199AN.

(17)(a)    Participation Agreement, dated as of December 17, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N175AN ("N175AN").

(17)(b) Indenture and Security Agreement, dated as of December 17, 2001, between American and the Loan Trustee, relating to N175AN.

(17)(c)    Form of Series 2001-2 Equipment Notes relating to N175AN.

(18)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N797AN ("N797AN").

(18)(b)    Amendment to Participation Agreements.

(18)(c)    Second Amendment to Participation Agreements.

(18)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N797AN.

(18)(e)    Form of Series 2001-2 Equipment Notes relating to N797AN.

(18)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(18)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(19)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N798AN ("N798AN").

(19)(b)    Amendment to Participation Agreements.

(19)(c)    Second Amendment to Participation Agreements.

(19)(d) Indenture and Security Agreement, dated as of October 4, 2001, between

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           American and the Loan Trustee, relating to N798AN.

(19)(e)    Form of Series 2001-2 Equipment Notes relating to N798AN.

(19)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(19)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(20)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N799AN ("N799AN").

(20)(b)    Amendment to Participation Agreements.

(20)(c)    Second Amendment to Participation Agreements.

(20)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N799AN.

(20)(e)    Form of Series 2001-2 Equipment Notes relating to N799AN.

(20)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(20)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(21)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N750AN ("N750AN").

(21)(b)    Amendment to Participation Agreements.

(21)(c)    Second Amendment to Participation Agreements.

(21)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N750AN.

(21)(e)    Form of Series 2001-2 Equipment Notes relating to N750AN.

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(21)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(21)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(22)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N751AN ("N751AN").

(22)(b)    Amendment to Participation Agreements.

(22)(c)    Second Amendment to Participation Agreements.

(22)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N751AN.

(22)(e)    Form of Series 2001-2 Equipment Notes relating to N751AN.

(22)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(22)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(23)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N752AN ("N752AN").

(23)(b)    Amendment to Participation Agreements.

(23)(c)    Second Amendment to Participation Agreements.

(23)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N752AN.

(23)(e)    Form of Series 2001-2 Equipment Notes relating to N752AN.

(23)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(23)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December

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           12, 2001.

(24)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N753AN ("N753AN").

(24)(b)    Amendment to Participation Agreements.

(24)(c)    Second Amendment to Participation Agreements.

(24)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N753AN.

(24)(e)    Form of Series 2001-2 Equipment Notes relating to N753AN.

(24)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(24)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(25)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N754AN ("N754AN").

(25)(b)    Amendment to Participation Agreements.

(25)(c)    Second Amendment to Participation Agreements.

(25)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N754AN.

(25)(e)    Form of Series 2001-2 Equipment Notes relating to N754AN.

(25)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(25)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(26)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street,

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           relating to one Boeing 777-223ER aircraft bearing United States registration number N755AN ("N755AN").

(26)(b)    Amendment to Participation Agreements.

(26)(c)    Second Amendment to Participation Agreements.

(26)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N755AN.

(26)(e)    Form of Series 2001-2 Equipment Notes relating to N755AN.

(26)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(26)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(27)(a) Participation Agreement, dated as of October 4, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing
           United States registration number N756AM ("N756AM").

(27)(b)    Amendment to Participation Agreements.

(27)(c)    Second Amendment to Participation Agreements.

(27)(d) Indenture and Security Agreement, dated as of October 4, 2001, between American and the Loan Trustee, relating to N756AM.

(27)(e)    Form of Series 2001-2 Equipment Notes relating to N756AM.

(27)(f)    First Amendment to Indenture and Security Agreement, dated as of
           October 26, 2001.

(27)(g)    Second Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(28)(a)    Participation Agreement, dated as of November 6, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N757AN ("N757AN").

(28)(b)    Amendment to Participation Agreements.

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(28)(c)    Indenture and Security Agreement, dated as of November 6, 2001, between American and the Loan Trustee, relating to N757AN.

(28)(d)    Form of Series 2001-2 Equipment Notes relating to N757AN.

(28)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(29)(a)    Participation Agreement, dated as of November 13, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N758AN ("N758AN").

(29)(b)    Amendment to Participation Agreements.

(29)(c) Indenture and Security Agreement, dated as of November 13, 2001, between American and the Loan Trustee, relating to N758AN.

(29)(d)    Form of Series 2001-2 Equipment Notes relating to N758AN.

(29)(e)    First Amendment to Indenture and Security Agreement, dated as of
           December 12, 2001.

(30)(a)    Participation Agreement, dated as of December 14, 2001, among
           American, the Pass Through Trustee, the Subordination Agent, the Loan
           Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N759AN ("N759AN").

(30)(b) Indenture and Security Agreement, dated as of December 14, 2001, between American and the Loan Trustee, relating to N759AN.

(30)(c)    Form of Series 2001-2 Equipment Notes relating to N759AN.